SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant

                          to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 1996

                           RURAL CELLULAR CORPORATION

             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

                0-27416                              41-1693295
        (Commission File Number)          (IRS Employer Identification No.

               2819 Highway 29 South, Alexandria, Minnesota 56308
         (Address of Principal Executive Offices)         (Zip Code)

Registrant's Telephone number, Including Area Code (320) 762-2000

                                 Not Applicable
           Former Name or Former Address, if Changed Since Last Report



         Item 5.  Other Events.

         On August 23, 1996, the Registrant and American Portable Telecom Inc. ("APT"), a subsidiary of Telephone & Data Systems, Inc., filed with the Federal Communications Commission to obtain appropriate approvals for the formation of a joint venture named Wireless Alliance LLC ("Wireless Alliance") to construct and operate Personal Communications Service ("PCS") networks in Duluth, Minnesota, Fargo and Grand Forks, North Dakota, and Superior, Wisconsin. Wireless Alliance will use 20 MHz of APT's 30 MHz broadband spectrum within the Duluth-Superior, Fargo and Grand Forks portions of APT's Minneapolis Major Trading Area PCS license. The Registrant will be responsible for managing the network.

         Consummation of the joint venture is contingent upon the negotiation and execution of definitive agreements and regulatory approvals.

         A press release providing additional information is filed herewith as
Exhibit 99.

         Item 7.  Financial Statements and Exhibits.

                  (c)      Exhibits

                           99  --  Press release dated August 26, 1996,
                                   announcing joint venture


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RURAL CELLULAR CORPORATION.

                                     By /s/ Richard Ekstrand

                                     Richard Ekstrand
                                     Its President

Dated: August 28,1996